UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2017

MADISON VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-188753	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 E Sahara Ave Suite 583 Las Vegas, NV	89104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (866) 239-0577

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On January 30, 2017, PLS CPA, A Professional Corp. resigned as our independent registered public accounting firm.

(ii)

The reports of PLS CPA, A Professional Corp., on our financial statements as of and for the fiscal years ended March 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

(iii)	Our Board of Directors approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal year ended March 31, 2016 and 2015, and the subsequent interim periods through January 30, 2017, there have been no disagreements with PLS CPA, A Professional Corp. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction PLS CPA, A Professional Corp., would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

We have requested that PLS CPA, A Professional Corp., furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by PLS CPA, A Professional Corp., is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)

On February 1, 2017, the Company engaged LBB & Associates Ltd. LLP, CPA as its new independent registered public accounting firm.  During the two most recent fiscal years, the Company had not consulted with LBB & Associates Ltd. LLP, CPA regarding any of the following:

(i)	the application of accounting principles to a specific transaction, either completed or proposed;

(ii)

the type of audit opinion that might be rendered on our financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that LBB & Associates Ltd. LLP, CPA concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter dated February 7, 2017 from PLS CPA, A Professional Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON VENTURES INC.

Date: February 8, 2017	By:	/s/ Gene Gregorio
Name: Gene Gregorio
Title: President, CEO, CFO, Secretary, and Treasurer (principal executive officer, principal financial officer and principal accounting officer)

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